Hitting Our Sweet Spot September 15, 2010 Kraft Foods Exhibit 99.2

Forward-looking statements
2
This slide presentation contains a number of forward-looking statements.  The words “believe,”
“expect,” “anticipate,” “optimistic,” “intend,” “plan,” “goals,” “may,” “aim,” “will” and similar expressions are intended to identify our forward-looking statements.  Examples of forward-
looking statements include, but are not limited to, statements we make regarding revenue growth, earnings per share, market share, portfolio mix, our strategies, margins, cost savings and synergies, brand equities, new products, growth strategies, future operating results, cash flows, pricing, anticipated marketing campaigns, the Cadbury integration and return on invested capital.  These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition, pricing actions, continued volatility in commodity costs, increased costs of sales, our indebtedness and our ability to pay our indebtedness, risks from operating globally, our failure to successfully execute in emerging markets, our failure to integrate successfully and recognize the synergies from our combination with Cadbury and tax law changes.  For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our registration statement on Form S-4, as amended from time to time, filed in connection with our Cadbury offer, our most recently filed Annual Report on
Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this document, except as required by applicable law or regulation.

Agenda
• Hitting our sweet spot
• Seizing our global snacks opportunity
–
Biscuits
–
Chocolate
–
Gum and Candy
• Winning in each region
–
North America
–
Europe
–
Developing Markets
• Transforming our financial performance

<show video> 4

Irene Rosenfeld Chairman and CEO

Kraft Foods in 2006
7
Grocery
~65%
ICC
~10%
Discounter/
Club/Mass/
Other
~25%
(1) As reported originally in Kraft Foods 2006 Form 10-K filed with the SEC on March 1, 2007.  Amounts have not been revised to reflect the current Kraft Foods structure and accordingly are not in line with current presentation.
Snacks
29%
Convenient
Meals
16%
Cheese
19%
Beverages
21%
Grocery
15%
Sector Mix
(1)
North
America
67%
Developing
Markets,
Oceania,
North Asia
13%
European
Union
20%
Geographic Mix
(1)
Channel Mix

Rebuilding the foundation 8 2006 2010 “Turnaround” • Improve portfolio mix • Fix the base • Peer-average growth

Fixed the base
9
2006
2009
• Inferior product quality,
limited advertising support
• Centralized structure
• Limited exposure to
outside ideas
• Overhead cost disadvantage
• 80% of top leaders new to
company or position
• Accountable Business Units
• ~2/3 of Base Kraft Foods
revenue rated preferred/superior
• Base Kraft Foods A&C spending
+$600 million versus 2006
• Base Kraft Foods overheads held
essentially flat as a percent of
net revenue since 2006

Improved portfolio mix 10 (European rights) Acquisitions Divestitures

Started to deliver growth in line
with peer averages
11
(1)  Based on fiscal year.  Source:  Thomson First Call.
Operating EPS Growth
(1)
2006 2007 2008 2009
1 Danone 31.0% 1 Nestle 17.3% 1 ConAgra 32.9% 1 Hershey 15.4%
2 Nestle 15.0% 2 Coca-Cola 13.9% 2 Sara Lee 19.3% 2 General Mills 13.1%
3 PepsiCo 12.8% 3 PepsiCo 12.7% 3 Coca-Cola 16.7% 3 Heinz 10.3%
4 Coca-Cola 8.7% 4 Kellogg 10.0% 4 General Mills 10.7% 4 Kraft Foods 8.0%
5 Campbell 6.4% 5 Heinz 9.7% 5 Heinz 10.5% 5 Campbell 6.2%
6 Kellogg 6.4% 6 Campbell 7.1% 6 PepsiCo 8.9% 6 Kellogg 5.7%
7 Hershey 3.9% 7 Danone 6.2% 7 Kellogg 8.3% 7 PepsiCo 0.8%
8 Kraft Foods 3.2% 8 General Mills 6.0% 8 Campbell 7.2% 8 Nestle 0.7%
9 General Mills 2.7% 9 ConAgra 3.6% 9 Nestle 4.0% 9 Danone (0.8)%
10 ConAgra 2.2% 10 Kraft Foods (6.2)% 10 Kraft Foods 3.3% 10 Coca-Cola (2.9)%
11 Heinz (7.3)% 11 Hershey (12.2)% 11 Danone 1.2% 11 Sara Lee (15.2)%
12 Sara Lee (20.1)% 12 Sara Lee (30.3)% 12 Hershey (9.6)% 12 ConAgra (20.0)%

Cadbury was the final piece of the puzzle 12 Fixed the Base Delivering Growth Improved Portfolio Mix

Today’s Kraft Foods
13
(1)
2009 Pro Forma amounts are based on the acquisition of Cadbury and the divestiture of the Pizza business.
(2)
Biscuits and Confectionery were previously reported combined and known as Snacks.  With the Cadbury acquisition, the Biscuits and Confectionery sectors have been separately broken out.  The Biscuits sector primarily includes cookies, crackers and nuts.  The Confectionery sector includes chocolate, gum and candy.
KFNA
49%
KFDM
26%
KFE
25%
Grocery
~55%
ICC
~20%
Discounter/
Club/Mass/
Other
~25%
Confectionery
(2)
29%
Convenient
Meals
10%
Cheese
14%
Beverages
17%
Grocery
8%
Biscuits
(2)
22%

Shifting from Turnaround to Growth
14
2006 2010 Future
“Growth” “Turnaround”
• Improve portfolio mix
• Drive power brands • Fix the base
• World-class capabilities
• Peer-average growth
• Top-tier growth

A global snacks powerhouse and unrivaled portfolio of brands people love 15

Three strategies drive growth 16 Delight Global Snacks Consumers Unleash the Power of Our Iconic Heritage Brands Create a Performance-Driven, Values-Led Organization

• Snacks is an advantaged
growth category
• Snacks carry inherently higher
margins
• We are ideally positioned to
capitalize on these advantages
Being a global snacks powerhouse accelerates
long-term growth
17
Delight Global
Snacks Consumers

Snacks is an advantaged growth category 18 • Aligned with consumer trends – On-the-go consumption – Simple indulgences – Health & Wellness (Crackers, Gum)

Snacks is an advantaged growth category 19 • Aligned with consumer trends • Sales are expandable – Highly responsive to merchandising – Multiple channels of distribution – Flexible pack sizes

Snacks is an advantaged growth category
20
• Aligned with consumer trends
• Sales are expandable
• Consumption in developing
markets likely to rise with GDP
growth
* Source:  Euromonitor
Snacks kg per capita*

Snacks carry inherently higher margins
21
% Private Label
(1)
Lower levels of private label
penetration
Gum
Packaged
Food
Global 12% 1% 4% 9%
U.S. 18% <1% 1% 9%
Chocolate Biscuits
*Source:  For Gum, Chocolate and Biscuits, Euromonitor 2009.  For Packaged Good, Euromonitor 2008.

Snacks carry inherently higher margins
22
% Revenue from ICC
Total
Confectionery
(1)
34%
KFNA
U.S.
(2)
5%
Lower levels of private label
penetration
Greater percentage of sales
in Immediate Consumption
Channels
(1)  Source:  IRI
(2)  Source:  Nielsen

Snacks carry inherently higher margins 23 Lower levels of private label penetration Greater percentage of sales in Immediate Consumption Channels Extensive distribution infrastructure

Snacks carry inherently higher margins
24
Lower levels of private label
penetration
Greater percentage of sales
in Immediate Consumption
Channels
Extensive distribution
infrastructure
Consistent global consumer
behavior enables marketing
and innovation scale

Today’s Kraft Foods is uniquely positioned to
capitalize on these advantages
25
Source:  Euromonitor 2009
(1) "Snacking" includes Sweet and Savory Snacks, Snack Bars, Confectionery, Biscuits,
Packaged/Industrial Cakes and Packaged/Industrial Pastries.
(2) Includes Kraft Foods and Cadbury.
% Global
Share
Kraft Foods
(2)
10.1%
PepsiCo 7.6
Mars-Wrigley 6.1
Nestlé 3.9
Hershey 2.1
Ferraro 2.0
Kellogg 1.4
Share of Global Snacking
(1)

Today’s Kraft Foods is uniquely positioned to
capitalize on these advantages
26
North
America Europe
Latin
America
Asia
Pacific
Eastern
Europe
Middle East
& Africa
Global
Developing Markets
Market Share Position
Source:  Euromonitor 2009, Kraft Foods analysis
Biscuits
#1
#1
#1
#1
#1
#1
#1
Chocolate NM
#1
#2
#1
#1
#1
#1
Gum
#2
#2
#1
#3
#2
#1
#2
Candy
#3
#2
#2
#2
#1
#2
#1
Nuts
#1
NM NM NM NM NM
#1

Skew investments to Snacks Power Brands Drive growth through global innovation platforms Become the world’s leader in “Hot Zone” Undisputed leader of global snacks 27 Delight Global Snacks Consumers

Diversified portfolio of Snacks Power Brands will drive sustainable growth 28 Mid-to-high single-digit top-line growth Mid-teens margins 28 Biscuits & Nuts Chocolate Gum & Candy

Category-leading, “must-have”
brands for retail customers
High margin, strong cash flow
businesses
Enables scale advantage versus
competition
Iconic brands outside of Snacks are integral
to our strategy
29
Unleash the
Power of Our
Iconic Heritage
Brands

Invest strategically in Regional Power Brands Apply entrepreneurial mindset to Local Brands Driving success in two ways 30 Unleash the Power of Our Iconic Heritage Brands

Invest strategically in regional Power Brands 31 Mid single-digit top-line growth High-teens margins North America Developing Markets Europe

Apply entrepreneurial mindset to Local Brands 32 North America Developing Markets Europe Low single-digit top-line growth High-teens margins

Snacks and Regional Power Brands will drive
top-tier organic revenue growth
33
Note:  2010 includes 12 months of Cadbury results.  Snacks includes other Kraft Foods Snacks businesses beyond core categories (e.g., Handi-Snacks, Marshmallows, etc.).
Snacks
Regional
Power Brands
Local Brands
Mid-to-High
Single Digit
Growth
Mid
Single Digit
Growth
Low
Single Digit
Growth
Organic Net
Revenue Growth
5%+ CAGR
75% of portfolio
90% of growth

Seizing growth opportunities with world-class
execution
Unmatched consumer
connections
Strong leadership, deep
bench
Business-relevant
societal issues
World-class cost
structure
34
Create a Performance-Driven,
Values-Led Organization

Business positioned to benefit from a
virtuous cycle
35
Set growth
objectives off a
solid base
Manage input costs by
maintaining strong
brand equities
Focus and prioritize
investments to drive
top-tier revenue
growth
Leverage scale to drive
productivity and reduce
overhead costs
Reinvest upside to
accelerate synergies,
drive future growth

Our strategies will deliver sustainable,
top-tier growth
Delight Global
Snacks Consumers
Unleash the
Power of Our
Iconic Heritage
Brands
Organic revenue
growth 5%+
Mid- to
high-teens
margins
EPS growth
9-11%
Create a Performance-Driven,
Values-Led Organization
36

Agenda
• Hitting our sweet spot
• Seizing our global snacks opportunity
–
Biscuits
–
Chocolate
–
Gum and Candy
• Winning in each region
–
North America
–
Europe
–
Developing Markets
• Transforming our financial performance
37

Global Category Teams (GCTs) accelerate
Snacks growth
• Approach based on experience and benchmarking
–
Best of Kraft Foods
–
Best of Cadbury
–
Lessons learned from benchmarking other companies
• Cornerstone of competitive advantage
–
Facilitates sharing of best practices
–
Enables rapid deployment of ideas globally
38

GCTs focused on Power Brands, world-class
capabilities and innovation
• Deliver effective brand equity
management within a “glocal”
framework
39
Grow Snacks
Power Brands
Leverage Capabilities
Drive Innovation
Platforms
• Drive best practices across
markets
• Build the innovation pipeline
to drive growth

GCT structure key to stepping up growth
from new products
40
(1) 3-year trailing basis.
New Product Development as % of Total Revenue
(1)
~8%
Base Kraft Foods
Pro Forma combined Kraft Foods and Cadbury
~9%
11%

Striking the right balance between global and local • Business Units retain P&L authority • GCTs compensated based on global category growth • BUs and GCTs work together to drive “glocal” behavior 41

Together, GCTs and Business Units will drive
meaningful revenue synergies
• Targeting $1 billion of revenue synergies over next
three years
–
~85% of revenue synergies to come from Snacks
–
Key driver of 5%+ organic net revenue growth
• Multiple areas of opportunity
–
White space within newly expanded geographic footprint
–
Highly complementary sales and distribution capabilities
–
Brand extensions / packaging innovations
42

1 Mark Clouse Senior Vice President and Global Biscuits Category Team Leader

Global Biscuits is a $68B category with strong
growth, especially in developing markets
2
Biscuits Retail Value
($ in billions)
CAGR
(Cst Fx '07-'09)
$17
$14
$8
$16
$13
$68
Asia Pacific
Latin America
CEEMA
W. Europe
N. America
Global
6%
2%
3%
8%
10%
9%
(1)  Central and Eastern Europe, Middle East and Africa.
Source:  Euromonitor 2009 based on fixed USD exchange rates
(1)

$9.1 $2.0 $1.4 $1.3 $1.0 $0.8        $3.8
19% 4% 3% 3% 2% 1% 9%
We’re the undisputed global leader in Biscuits,
more than the next five players combined
3
Total Biscuits
Net Revenues
Global Share
Key Brands
(2009 $ in billions)
Campbell
Kraft
Foods Kellogg
United
Biscuit PepsiCo Nestlé
Retailer
Brands
Source:  Euromonitor 2009 for global shares and Kraft Foods internal analysis
(1)
(1)  2009 Pro Forma net revenues based on the Cadbury acquisition.

4
Kraft Foods Biscuits Top Ten Country Share Performance
Kraft Foods Leading Branded Competitor
USA $4.1 1 45% Kellogg 23%
France 1.2 1 27 United Biscuit 6
Canada 0.5 1 51 Dare 13
China 0.4 1 24 Ting Hsin 8
Venezuela 0.3 1 49 Puig 17
Italy 0.3 2 11 Barilla 36
Spain 0.2 1 28 Cuetara 10
Brazil 0.2 3 12 M. Dias Branco SA 17
Belgium 0.2 1 37 United Biscuit 12
Czech Republic 0.2 1 50 IDC Holdings 12
Position Share Name
Share
Country Revenue
(1)  2009 Pro Forma net revenues based on the Cadbury acquisition.
Source:   Nielsen
($ in billions)
(1)
No. 1 in 8 of Top 10 markets, representing
75% of global revenues

Biscuits will continue to fuel Kraft Foods’
leadership in Snacks
• Global scale as competitive advantage
• Combined Snacking scale with Cadbury market access
and chocolate brands
• Strong Health and Wellness bundles
• Talent with “Biscuits in their blood”
5

Focus on Power Brands, world-class capabilities and innovation Grow Snacks Power Brands

“Glocal”:  The best of local and global
Global Appeal “Glocal” Model Global Impact
The Ritual: Twist, Lick, and Dunk
The Product
The Moment
9 Million Fans #1 Snack
Local Flavors
and Formats
Global
Innovation
Bundles
Over 100
Countries,
growing
over 15%
Global Package
and Product
Equities
Local IMC
and
Activation
Spotlight:  Oreo
is the No. 1 cookie in
the world

Focus on Power Brands, world-class capabilities and innovation Leverage Capabilities Insights Operations Talent R&D Route-to -Market Grow Snacks Power Brands

Building global operations capabilities as a
tangible competitive advantage
9
• Key challenge is the complex and broad
range of offerings in Biscuits
• Unmatched global scale enables unique
opportunities for Kraft Foods’
advantage
Develop efficient and sustainable
manufacturing technology
Global network to fast adapt quality
and cost savings processes
Scale investments to create efficiency
smaller players can not match
Operations

Focus on Power Brands, world-class
capabilities and innovation
Leverage
Capabilities
Insights
Operations Talent R&D
Route-to
-Market
Drive Innovation
Platforms
Wholesome
Snacks
Chocolate
Bakery
Sweet
Treats
Hunger
Satisfaction
Grow Snacks
Power Brands

Innovation platforms allow us to win in
multiple markets
Platforms
Growth Strategy Focus Brands
• Expand largest global cookie brands
to snacking icons
• Provide compelling savory snacking
alternatives to address hunger
needs anytime and anywhere
• Create unique wholesome bundles
with great taste and benefits for
adults and kids
• Leverage iconic chocolate brands to
new chocolate and biscuit products
Sweet
Treats
Hunger
Satisfaction
Wholesome
Snacking
Chocolate
Bakery

Two Brands / One Global Platform Harmonized Bundle Harmonized Target and Communication World-Class Activation Spotlight: On-the-go crackers going global

Significant revenue synergies 13 Route to Market White Space Opportunities Choco-Bakery Technology White Space Opportunities

Accelerating growth to build ~$12B Biscuits business 14 $9.1B ~$12B Biscuit Platforms – Net Revenue Growth (1) 2009 Pro Forma net revenues based on the Cadbury acquisition.

1 Jim Cali Senior Vice President and Global Gum and Candy Category Team Leader

Global Gum and Candy is a $74B category with
strong growth, especially in gum

Gum and Candy Retail Value ($ billions)
$74
$15
$19
$11
$12
$17
Candy Gum Total
4% 6% 5%
2% 5% 3%
2% 5% 3%
8% 8% 8%
7% 9% 7%
4% 4% 4%
CAGR
(Cst Fx '06-'09)
Gum Candy
(1)  Central and Eastern Europe, Middle East and Africa.
Source:  Euromonitor 2009 based on fixed USD exchange rates
(1)

Challenging for leadership in gum
and candy globally

Total Gum & Candy
Net Revenues $5.2 $5.6 $3.1 $1.4 $0.8 $0.7 $0.6
Global Share 14% 14% 7% 3% 2% 2% 2%
Key Brands
Kraft
Foods
(1)
Mars-
Wrigley
Lotte Hershey Haribo Nestlé
(1)  2009 Pro Forma net revenues based on the Cadbury acquisition.
Source:  Euromonitor 2009 for global shares and Kraft Foods internal analysis
(2009 $ in billions)
(1)
Perfetti
Van Melle

No. 1 or No. 2 in all Top 10 gum markets,
representing 75% of global revenue

Kraft Foods
USA $0.7 2 37% Mars-Wrigley 56%
Mexico 0.3 1 87% Mars-Wrigley 3%
Brazil 0.3 1 71% Arcor 11%
Japan 0.2 2 26% Lotte 52%
France 0.2 1 50% Mars-Wrigley 33%
Russia 0.1 2 21% Mars-Wrigley 73%
Canada 0.1 2 45% Mars-Wrigley 51%
Turkey 0.1 1 59% Perfetti VM 31%
Spain 0.1 1 44% Mars-Wrigley 42%
Argentina 0.1 1 67% Arcor 32%
Position Share Name Share
Leading Branded Competitor
Revenue
(1)
Country
Kraft Foods Gum Top Ten Country Share Performance
(2)
($ in billions)
(1)
2009 Pro Forma net revenues based on the Cadbury acquisition.
(2)
Latest 4-week market share based on local Nielsen / IRI reports, May/June 2010.

Become the world’s leading gum and candy
company
• Highly attractive category fundamentals
• Leverage global scale and growth momentum
• Strong Developing Market position and potential
• Advantaged route-to-market scale with total Snacks
portfolio

Focus on Power Brands, world-class capabilities and innovation 6 Grow Snacks Power Brands

Spotlight:  Trident
– World’s #1 brand,
growing double-digits
Brazil Mexico USA Spain
2009 Revenues $230 $180 $420 $100
Share
(1)
48% 46% 20% 44%
Chg (‘05-'09) +910 bps +1,570 bps +570 bps +250 bps
(1)  Source:   Nielsen / IRI
Permissible
Pleasure
Functional
Extension
Base
Renovation Wellness

Low Brand Maturity:
India
High Brand Maturity:
Mexico
Product centric advertising and
core flavor
Emotional communication and
innovation builds new occasion
Spotlight: Halls – World’s #1 brand, growing across
both high and low development markets
Net Revenue 20%+ July ‘10 YTD
Share +510 bps since 2007
(1)
Net Revenue up nearly 30% July ‘10 YTD
Share +1,630 bps since 2005
(1)

(1)  Source:  Nielsen

Focus on Power Brands, world-class capabilities and innovation 9 Leverage Capabilities Grow Snacks Power Brands Insights Operations Talent R&D Route-to -Market

Building global insights as a tangible
competitive advantage

Globally led insight platforms drive multi-market
learning, accelerate innovation and drive total category
Category Segmentation
… 20 markets globally
Consumer Portraits …
understand need states
and usage occasions
Iterative New Product
Design and Screening

Focus on Power Brands, world-class
capabilities and innovation

Leverage
Capabilities
Drive Innovation
Platforms
Grow Snacks
Power Brands
Oral Care Wellness Pleasure Freshness Halls
Insights Operations Talent R&D
Route-to
-Market

Driving growth across 7 Gum and Candy
innovation platforms

Innovation
Platforms
Growth Strategy Focus Brands
• Grow share - mouth freshness and confidence
•
Example :  Dentyne Pure
(US),  Fresh n’
Clean (EU)
• Grow occasions - mouth and cosmetic care
•
Example:  Trident White,  Trident Extra Care
• Create new Gum occasions and adult penetration
•
Example:  Trident Vitality
• Capture greater share of “sweet” occasions
•
Example:  Trident Layers, Stride Shift, Chiclets
• Increase occasions supporting global position
•
Example:  Halls Aqua
• Capture affordable indulgence moments
•
Example:  Cadbury Eclairs
Pleasure /
Sweet Snacking
Freshness
Oral Care
Wellness
Halls
Indulgent
Candy

13
Driving Advantage
Impact
Unlock New Need State U.S. Launch Q1 2011
Ingredient Technology U.S. Launch Q2 2010
Stride Growth +200 bps
Rollout 2010 -11
New Format U.S. Launch Q4 2009
Year 1 sales $130 MM
Rollout 2011
Consumer Insights Provide Base for Innovation

U.S. Market Share
(1)
(1) Includes food, drug, mass merchants (excluding Wal-Mart) and convenience stores.
Source:  IRI
Innovation supported 10 share points of
growth in U.S. Gum category
14
25
27
29
31
33
35
37
39
2004 2005 2006 2007 2008 2009 H1 2010
Trident is
growth driver
Successful
platform
product launch
by competitor
Trident
Layers,
Stride Shift
& Mystery
Stride
launch

Significant revenue synergies 15 Scale to strengthen position vs. competition Route-to-Market: Leverage Cadbury “Hot Zone” expertise

Accelerate growth to build $6.5 billion gum and candy business 16 $5.2B ~$6.5B Gum and Candy Platforms – Net Revenue Growth (1) 2009 Pro Forma net revenues based on the Cadbury acquisition. (1)

1 Tim Cofer Senior Vice President and Global Chocolate Category Team Leader

Global Chocolate is an $90B category with strong
growth, especially in developing markets
2
Chocolate Retail Value ($ in billions)
CAGR
(Cst Fx '07-'09)
5%
3%
3%
12%
13%
5%
(1)  Central and Eastern Europe, Middle East and Africa.
Source:  Euromonitor 2009 based on fixed USD exchange rates
(1)

We are a global leader in Chocolate
3
Total Chocolate
Net Revenues $8.2 $8.0 $6.4 $3.9 $3.8 $2.2 $2.0
Global Share 15% 15% 13% 7% 7% 3% 4%
Key Brands
Kraft
Foods
(1)
Mars-
Wrigley
Nestlé Ferrero Lindt Hershey
Retailer
Brands
(2009 $ in billions)
(1)
(1)  2009 Pro Forma net revenues based on the Cadbury acquisition.
Source:  Euromonitor 2009 for global shares and Kraft Foods internal analysis

No. 1 or No. 2 in all Top 10 markets,
representing 60% of global revenue
4
Kraft Foods Chocolate Top Ten Country Share Performance
United Kingdom $1.6 1 36% Mars-Wrigley 24%
Germany 0.6 2
(2)
12% Ferrero 21%
Australia 0.6 1 49% Mars-Wrigley 17%
Brazil 0.6 2 36% Nestlé
(3)
45%
Russia 0.4 2 20% Mars-Wrigley 22%
France 0.4 2 16% Ferrero 22%
Canada 0.3 2 18% Nestlé 20%
India 0.2 1 70% Nestlé 25%
Ireland 0.2 1 46% Mars-Wrigley 20%
South Africa 0.2 1 45% Nestlé 27%
Position Share
Kraft Foods
Name Share
Leading Branded Competitor
Country Revenue
(1)
(1) 2009 Pro forma net revenues based on the Cadbury acquisition.
(2) Ranked #2 excluding Retailer brands.
(3) Includes Garoto business.
Source:  Nielsen 2009
($ in billions)

Become the world’s most loved,
fastest-growing chocolate company
• Global scale as competitive advantage
• Strong emerging market position
• “Fabric of the nation” power brands
• Strong innovation pipeline, RD&Q and marketing
capabilities
• Route-to-market scale of total Snacks
• Talent with “chocolate in their veins”
5

Focus on Power Brands, world-class capabilities and innovation 6

Spotlight:  Milka
is a proven growth engine, up
46% to $1.6 billion in last 3 years
7
Recent Innovation
Flowpack Big Foot
Iconic Brand Image
Premium
Say it with Milka
Brand Values
Innocence,
Naturalness, Joyful
and Confident

Spotlight:  Cadbury is a Power Brand beyond
compare
Source: Nielsen
MAT June 2010 (Aus, India, RSA, IE), MAT July (UK)
Country Share
Market
Position
• British icon beyond compare; Top 3 Consumer “Power Brand”
status above BBC, Facebook, Marks & Spencer and Coca-Cola
• Continued robust growth +5% (latest 52 Weeks)
34% #1
47% #1
• Australia’s most trusted brand again in 2009 (Reader’s Digest)
70% #1
• Explosive growth continues +28% (latest 52 weeks)
• 3 out of every 4 chocolate bars purchased are Cadbury
44% #1
• Voted #1 Favorite Confectionery brand 3 years running
(2007-2009 Sunday Times)
Brand Comments
8
43% #1
• Top 10 Consumer Brand in Ireland in 2010 (Irish Times)

Focus on Power Brands, world-class capabilities and innovation 9 Leverage Capabilities Grow Snacks Power Brands Insights Operations Talent R&D Route-to -Market

10
Permissibility
Wafer
Aeration
Fewer Calories
Unique Tastes &
Textures
Multi-Texture
Multi-Flavour Fusions
Magical Experience
Modernize
Core Classics
Special Indulgence
Modern Convenience
Best Chocolate
New Formats
Bitesize
Pocket Pack
Choco-Bakery
Building global R&D capabilities as a tangible
competitive advantage

Focus on Power Brands, world-class
capabilities and innovation
11
Leverage
Capabilities
Drive Innovation
Platforms
Grow Snacks
Power Brands
Insights
Operations Talent R&D
Route-to
-Market
Sharing &
Bite Size
Gifting &
Seasonals
Value-Added
Tablets
Countlines Affordability

Tablets
Countlines
Sharing &
Bite Size
Gifting &
Seasonals
Affordability
12
Platforms
Growth Strategy
• Strengthen leadership position
• Drive category growth via expansion into
new textures, occasions and segments
• Rapidly expand across markets, brands and
more sharable formats
• Leverage our strong brands and advantaged
RTM capability across new geographies
• Expand consumption in high growth
developing markets
• Offer iconic brands at more affordable prices
• Bring novelty to the seasons
• Re-ignite locally loved year-round gifting brands
Innovation platforms allow us to win in multiple
markets and counter competitive threats

Rejuvenate
the Core More Special Lighter Feel
Break the rules in packaging
Modernise and extend
through new formats
More indulgent,
multi-layer, mousse texture Lighter textures
More generous inclusions
Kraft Foods continues to extend leadership in
Tablets via consistent innovation success
35g

Significant revenue synergies 14 Premium Expansion Gifting Fast-Adapts Tablets Fast-Adapts Countlines Expansion Bite Size Expansion Affordability Expansion

Accelerate growth to build $10 billion global chocolate business 15 $8.2B $10B+ Chocolate Platforms – Net Revenue Growth (1) (1) 2009 Pro Forma net revenues based on the Cadbury acquisition.

1 Irene Rosenfeld Chairman and CEO

Agenda
• Hitting our sweet spot
• Seizing our global snacks opportunity
–
Biscuits
–
Chocolate
–
Gum and Candy
• Winning in each region
–
North America
–
Europe
–
Developing Markets
• Transforming our financial performance
2

Winning in each region
• Focus on Power Brands to drive growth
• Local Brands provide scale and
cash flow
• Strengthen capabilities in both grocery
and ICC channels
• Leverage consumer insights for
collaborative marketing programs
• Drive End-to-End productivity
• Manage overheads
3

Portfolio composition varies by region
Category Portfolio Composition
2009 Pro Forma
(1)
Europe
$11.9B Revenue
Snacks
~66%
Local
~18%
Regional
~16%
North America
$23.6B Revenue
Snacks
~32%
Local
~33%
Regional
~36%
Developing Markets
$12.6B Revenue
Snacks
~70%
Local
~18%
Regional
~12%
4
(1)  2009 Pro Forma amounts are based on the Cadbury acquisition and the divestiture of the Pizza business.

1 Tony Vernon Executive Vice President and President, Kraft Foods North America

Beverages
15%
Biscuits/Nuts
24%
Confectionery
8%
Grocery
13%
Convenient
Meals
19%
Cheese
21%
Improved portfolio mix
2
Grocery
19%
KFNA 2006
(1)
2006 Net Revenues
$23.1 billion
KFNA Today
(2)
2009 Net Revenues
$23.6 billion
Beverages
14%
Snacks
24%
Convenient
Meals
22%
Cheese
21%
Snacks: 32%
(1) As originally reported in Kraft Foods 2006 Form 10-K filed with the SEC on March 1, 2007.  Amounts have not been revised to reflect the current kraft Foods structure and accordingly are not in line with current presentation.
(2) 2009 Pro Forma amounts are based on the acquisition of Cadbury and the divestiture of the Pizza business.

Snacks Convenient Meals Cheese Beverages 3 Grocery Unrivaled collection of iconic brands

Strong positions in snack categories
4
Cookies #1 45% 2.7x 2%
Crackers #1 46% 1.6x 9%
Gum #2 35% 0.6x 4%
Nuts #1 27% 4.5x 37%
Position
Private
Label
% Share
Relative to
Nearest
Branded
Competitor
Kraft Foods
% Share
Source:  Nielsen

Strong market shares with below-average
private label exposure
5
Beverages
•
Powdered Soft Drinks #1 50% 7.0x 23%
•
Aseptic #1 65% 4.6x 2%
•
Coffee #2 27% 0.8x 10%
Cheese
•
Cream Cheese #1 66% 66.1x 30%
•
Processed Slices #1 53% 5.7x 31%
•
Natural Cheese #1 18% 2.9x 45%
Convenient Meals
•
Lunch Combinations #1 88% 7.2x 0%
•
Cold Cuts #1 35% 2.6x 16%
•
Hot Dogs #2 22% 0.9x 5%
•
Bacon #1 25% 1.6x 22%
Grocery
•
Dinners #1 82% 21.4x 14%
•
Dry Packaged Desserts #1 80% 32.1x 12%
•
Refrigerated Desserts #1 62% 3.5x 6%
•
Spoonable Dressings #2 38% 0.9x 11%
•
Salad Dressings #1 23% 1.2x 12%
Position
Private
Label
% Share
Relative to
Nearest
Branded
Competitor
Kraft
Foods
% Share
Source:  Nielsen

• GDP slowly
rebounding
• Recovery remains
jobless
• Commodities
expected to rise
• Consumer
confidence remains
low
• Continued focus on
value
• Away-from-home
traffic improving,
but below historical
levels
• “Loss leaders” used
to drive traffic /
differentiation
• Recent promotional
tactics creating
market disruption
• Value-focused
retailers winning
6
Environment will remain difficult
Economy Consumer Customer

Solid operating momentum … but work to do
• Solid base volume trend improvements
–
Product quality advantages
–
Advertising improvements … both quality and spending levels
• Organization refocused from category managers to
accountable brand advocates
• Heightened cost management focus delivering results
• Clear room for improvement on revenue trends
–
Broaden advertising improvements across Power Brands
–
More entrepreneurial marketing of our Local Brands
–
Focus innovation against bigger ideas with more support
7

Profitably grow our brands 8 • 20 Power Brands • 20 Local Brands • Win with people Focus Resources

40 Brands drive North America
9
U.S. Retail Portfolio
2010E - Percentage of Net Revenue and Operating Income
67%
20%
13%
Power
Brands
Local
Brands
Rest of
Portfolio
67%
23%
10%
Power
Brands
Local
Brands
Rest of
Portfolio
Net Revenue Operating Income

Snacks Convenient Meals Cheese Beverages 10 Grocery Marketing & Innovation focused on 20 Power Brands

New Advertising
(1)  August 2010 YTD base dollar volume growth versus full year 2009.
Q2-Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10
To Come
H2 ‘10
11
15 new Power Brand advertising campaigns
in the last year
Power Brand Base Volume trend improvement 200+ bps
(1)

Big innovation focused on Power Brands
12
Oscar Mayer Deli Carved
• Launching Q3 ‘10
•
Builds on Deli Shaved
platform … with next
generation quality in
packaged meat
• Very favorable retailer
response / distribution
• Extendable platform
Jell-O Mousse
• Launched Q4 ‘09
• New consumer usage
occasion: “Permissible
Indulgence”
• Top SKU ranked #1 in
category velocity
Ritz Crackerfuls
• Launched Q2 ‘09
• Targets significant
‘meal bridge’
consumer need
• Strong repeat and
incrementality
• Extendable platform

13

• “Open For Fun” campaign
• Brand contemporization
• Marketing spending +25% August
YTD
• Crackerfuls innovation expanding
user base
• Strong base dollar volume
results
(1)
August YTD +13%
• August YTD revenues +12%
Ritz Crackers marketing
(1)  Nielsen, August 21, 2010.

• Unifying brand campaign across
categories levering scale
• “It doesn’t get better than this”
campaign
• Marketing spending +20% August
YTD
• Deli Carved innovation driving
quality trade-up
• Solid base dollar volume results
(1)
August YTD +2%
• August YTD revenues +4%
Oscar Mayer marketing
(1)  Nielsen, August 21, 2010.
—

Capri Sun marketing

• Complementary “I can respect
that” Mom and “Disrespectoids”
Kid campaigns
• Integrated Sustainability
marketing with Pouch Brigades
• Marketing halo working for subline
innovations (Sunrise and Roaring
Waters)
• Strong base dollar volume results
(1)
August YTD +8%
• August YTD revenues +11%
(1)  Nielsen, August 21, 2010.

Kraft/Velveeta Mac & Cheese marketing

• “You Know You Love It” Kraft
campaign
• Integrated ‘Noodle’ marketing:
Iconic brand at Iconic places
•
Focused Velveeta
“Ultimate Get
Together” campaign
• Marketing spending +45% August
YTD
• Kraft Homestyle innovation driving
quality trade-up
• Strong base dollar volume
(1)
August YTD +5%
• August YTD revenues + 5%
(1)  Nielsen, August 21, 2010.
—

Philadelphia Cream Cheese marketing

• “Spread a little Philly” campaign
• Broadened recipe usage campaign
• Integrated plan with significant
digital elements (e.g., Paula Dean)
• Marketing spending +30% August
YTD
• Usage-based innovation pipeline
• Solid base dollar volume results
(1)
August YTD +2%
• August YTD revenues +5%
(1)  Nielsen, August 21, 2010.
—

Increased Power Brand advertising spending
driving mid-single digit growth

Mid-
Single
Digit
Growth
Mid-to-
High
Teens
Margins
Power Brand A&C Spending
(% of Net Revenue)
~6.5%
8%-9%
12 of 20
brands >10%
2010E 2013E

Snacks Convenient Meals Cheese Beverages 20 Grocery 20 Local Brands managed smartly for profitable growth

Entrepreneurial Local Brands approach

• Focused “one-idea” marketing
• Non-traditional media
• Scale-enabled customer relationship
marketing
• Focused Wall-to-Wall Sales utilization
• High-potential brand managers with
ownership, entrepreneurial spirit
Low
Single
Digit
Growth
High
Teens
Margins

Jet Puffed Marshmallows marketing

• “One idea” marketing focus on S’mores
• Branded partnership pooling resources
• Traditional and non-traditional vehicles
• Bundled marketing in Kraft Food & Family
• Wall-To-Wall in-store leverage for displays
• Trajectory-changing impact

23 Show ad spots for: Premium Crackers (Canada) Stride * *

Winning with our people in North America
• Performance-driven, values-led culture
• Strong, diverse talent base … but supplementing with
proven, external leaders
• Broader best practice sharing and implementation
• Significantly reduced internal processes
• Marketers focused on Marketing!
• Sales focused on Customers!
• Grow faster than market, key competitors

Profitably grow our brands 25 Focus Resources Leverage Sales • 20 Power Brands • 20 Local Brands • Win with people • Win in store • Customer team transformation • Trade spending efficiency

Win every account, every store, every
household, your Mom

Grocery / Wall-to-Wall ICC / Hot Zone
To Date
• Coverage in 16,600 stores
• Automated and customer-
specific in-store agenda
• Margin accretive investment
based on better merchandising
Refinements to Come
• Top-down in-store agenda
prioritization
• Power SKU distribution focus
• Greater linkage of performance
and compensation
• Significant convenience store
synergies
• “Hot Zone” opportunities
• Strong channel margins
• Best practices from Cadbury
and around the world

Customer team transformation • Further customer segmentation • Centralization of administrative tasks • Aligned “One Number” planning approach 27 Outcome: Increased Effectiveness AND Lower Cost

Trade spending efficiencies

• Rolled out new system and
tools
• Driving efficiency:
Optimizing low return
events
Price-deal realignments to
reduce promoted price
variability
• Changing sales incentive to
improve customer team
alignment with brands
• Reinvesting efficiencies into
advertising
Trade Spending as
% of Gross Revenue
2010E 2013E
—
—

Profitably grow our brands

Focus Resources Leverage Sales Expand Margins
• 20 Power Brands
• 20 Local Brands
• Win with people
• Store coverage
optimization
• Customer team
transformation
• Trade spending
efficiency
• Productivity step-up
• Zero overhead
growth
• Cost synergies

Cadbury integration update

• Integration progressing very well
• Base business strong
–
H1’10 revenues up mid-single digits
–
H1’10 YTD U.S. gum share +2.4 pp
–
U.S. gum share up 8+ pp in 6 years
• Distinct innovation culture
–
Trident Layers
–
Stride Mega Mystery
–
Dentyne Pure
• Bringing innovation mindset and
processes back to base Kraft Foods
businesses
• Retained key management /
marketers

Profitably grow our brands
• “Big marketing” on our Power
Brands
• Entrepreneurial management
of our Local Brands
• Leverage Sales scale
• Relentless focus on cost
improvements across the
business
31
Organic
Revenue
growth of
3%-4%
High-teens
Operating
Income
Margins

1 Michael Clarke Executive Vice President and President, Kraft Foods Europe

Beverages
40%
Snacks
38%
Grocery
4%
Convenient
Meals
4%
Cheese
14%
Today’s Kraft Foods Europe
2
2006 Net Revenues
$6.7 billion
2009 Net Revenues
$11.9 billion
Snacks: 67%
Beverages
20%
Biscuits
20%
Chocolate
37%
Gum &
Candy
10%
Cheese
8%
KFE 2006
(1)
KFE Today
(2)
Other
5%
(1)
As originally reported in Kraft Foods 2006 Form 10-K filed with the SEC on March 1, 2007.  Amounts have not been revised to reflect the current kraft Foods structure and accordingly are not in line with current presentation.
(2)
2009 Pro Forma amounts are based on the acquisition of Cadbury.

Chocolate Biscuits Gum & Candy Cheese & Grocery Coffee 3 An unrivaled collection of global, regional and local brands

4
Source:  Nielsen 2009, shares in categories in countries in which Kraft Foods competes
Leadership positions in key categories …
Chocolate #1 20 1.2
Biscuits #1 15 1.6
Gum & Candy #1 30 1.5
Coffee #1 22 1.4
Cream Cheese #1 40 5.4
Category Position
Kraft
Foods
Share%
Relative to
Nearest
Branded
Competitor

… and #1 in Snacks
5
Company Share in Snacks
(1)
Kraft Foods 14%
Mars-Wrigley 8%
Ferrero 6%
Nestlé 5%
PepsiCo 5%
(1)
  Source:  Euromonitor 2009.  Total $89 billion Snacking market for Western Europe (all markets whether KFE competes or not) includes Confectionery (Chocolate, Gum, Candy), Biscuits, Snack Bars and Sweet / Savory Snacks.

Transformed operations • Established pan-European category business model • Focusing on priority brands and opportunities • Driving savings through End-to-End Productivity • Reducing overhead costs 6

2.5 pp
(2)
Top-line results are improving …
7
Base Kraft Foods Europe
Organic Net Revenue Growth
(1)
(0.8)%
(0.3)%
Q3’09 Q4’09 Q1’10 Q2’10
2.5%
5.2%
0.4%
Q2’09
H1 2010
3.9%
(3)
(1)
Reported net revenues for each period were the following:  Q2’09, (17.4)%; Q3’09, (11.5)%; Q4’09, 8.0%;
Q1’10, 40.5%; Q2’10, 34.1%.  See GAAP to Non-GAAP Reconciliation at the end of this presentation.
(2)
Favorable impact of an accounting calendar change for certain biscuits operations.
(3)
The accounting calendar change had a favorable impact to H1 2010 of 1.3 pp.

… and margins continue to expand
8
Base Kraft Foods Europe Operating Income Margin
Q3’08 Q3’09 Q4’08 Q4’09 Q1’09 Q1’10 Q2’09 Q2’10
(1) (1) (2) (2) (2)(3) (2)(3) (2)
8.9%
9.2%
7.6%
10.0%
10.2%
8.2%
10.6%
12.2%
(1)
Reported Operating Income Margins were the following:  4.9% Q3’08; and (6.7)% Q4’08.  See GAAP to Non-GAAP
Reconciliation at the end of this presentation.
(2)
Operating Income Margins were negatively impacted by expenses incurred in support of cost savings initiatives, resulting in the following percentage point impacts:  (0.0)pp in Q1’09; (1.5)pp in Q2’09 ; (0.4)pp in Q3’09, (3.4)pp
in Q4’09; (0.3)pp in Q1’10; and (0.7)pp in Q2’10.
(3)
Reported Operating Income Margins were 10.7% in Q1’10 and 12.0% in Q2’10.  See GAAP to Non-GAAP
Reconciliation at the end of this presentation.

Economy Customer
• GDP back to growth
1.0% to 1.5%
Pre-Recession: 2.5%
• High unemployment
9% to 10%
Pre-Recession: 7.2%
• EU financial crisis and
Euro devaluation
• Commodities remain
at a high level
• Consumer confidence
slowly recovering
• Continued consumer
focus on:
Convenience
Health & Wellness
Sustainability
• Trend turnaround
Trading up
Out-of-home
consumption
• Retailer consolidation
continues
• Retailer brands with
30% share, part of
consumer repertoire
• Discounter channel
with 17%+ share,
continues to grow
• Retailers recognize
need for greater
differentiation
9
Consumer
Positioned to succeed despite a slow
economic recovery
—
—
—
—
—
—
—
—
—

Focus Resources Europe’s favorite Snacking company 10 • 15 Power Brands • Snacks platforms • Proprietary propositions in Coffee and Cheese • Local Brands • Win with people

Chocolate Biscuits Gum & Candy Cheese & Grocery Coffee 11 Focus resources on 15 Power Brands, 10 of which are in Snacks

Expand from pure Chocolate to Snacking
12
• Power Brand focus
• Differentiate packaging and
integrated marketing
communications
• Leverage proprietary
technologies to drive new
product growth
• Capture revenue synergies

Reframe Biscuits into Snacking
13
• Power Brand focus
• Differentiate local heritage
brands, leveraging LU umbrella
brand
• Accelerate global and regional
growth platforms
• Capture white space
opportunities
Choco-Bakery

Grow Gum and expand Halls 14 • Power Brand focus • Grow Gum via 360 o communication and innovation • Expand usage of Halls via range relaunch and new products • Leverage Kraft Foods scale in snacks

• Power Brands focus
•
Expand Tassimo
in on-demand
• Reframe Soluble and strengthen
Roast & Ground
•
Focus on Philadelphia
• Leverage versatility strategy
and proprietary propositions
15
Leverage proprietary propositions in
Coffee and Cheese
Coffee
Cheese & Grocery

16
Net Revenue in H1’10 up
mid-single digits
+200 bps Gross Margin
• Market leader in all segments
• Leverage EU growth platforms
& co-branding opportunities
• Entrepreneurial spirit
Net Revenue in H1’10 up
mid-single digits
+160 bps Gross Margin
• Market leader in Italy, UK, Spain
• Common asset base/platforms
• Invest in proprietary
proposition
H1 2010 H1 2010
Local Brands contributing to growth
Nordic Chocolate
Kraft Process Cheese

Win with our people
• Build performance-driven, value-led culture
–
Pride in our brands
–
External focus
–
Winning spirit
• Leverage change management capability to integrate
and restructure
• Strong, diverse talent
• Recognized leader in Sales and Marketing
17

Leverage Sales Focus Resources
Europe’s favorite Snacking company
18
• 15 Power Brands
• Snacks platforms
• Proprietary
propositions in
Coffee and Cheese
• Local Brands
• Win with people
• Drive availability
• Shopper insights
• Merchandising
• Customer
collaboration

Leverage our Sales strength
• Drive availability
–
Leverage “best of both” to win in store
and Instant Consumption
–
Invest in feet on the street
• Leverage shopper insights
• Win at point of sale
–
Own events, cross category promotions
–
Hot Zone, multi-touch points
• Effective customer collaboration
–
Joint business planning
–
Tailored initiatives
19

Expand Margins Leverage Sales Focus Resources
Europe’s favorite Snacking company
20
• 15 Power Brands
• Snacks platforms
• Proprietary
propositions in
Coffee and Cheese
• Local Brands
• Win with people
• Drive availability
• Shopper insights
• Merchandising
• Customer
collaboration
• Mix improvement
• End-to-End
productivity
savings
• Reduce overheads
• Integration
synergies

Reduce costs and expand margins
• Category model driving mix
–
Resource allocation behind power brands
–
Geographic / portfolio mix improvement
• End-to-End productivity savings
–
Targeting COGS productivity of 4%
–
Procurement savings step-up (SAVOR)
–
Supply chain re-configuration
• Continued negative overhead growth
–
Functional transformation programs
–
Country restructuring
• Synergies from LU & Cadbury acquisitions
21

Driving growth, margins as Europe’s
favorite Snacking company
• Unrivaled portfolio,
#1 position in Snacks
• Strategies are working,
building momentum
• Growth roadmap defined
• Significant synergy potential
22
Organic
Revenue
growth of
2%-3%
Mid-teens
Operating
Income
Margins

1 Sanjay Khosla Executive Vice President and President, Kraft Foods Developing Markets

Three years ago, laid out plan to turn around
KFDM to sustainable long-term growth
• Winning through focus strategy has three pillars:
–
5 Categories, 10 Power Brands
and 10 Priority Markets (5-10-10)
–
Win locally, leverage globally
–
Build depth of international talent
2

2006-2009 CAGR
Organic Net Revenue:
(1)
+13%
Operating Income: +24%
KFDM has delivered excellent results
3
(1) Reported Net Revenue 2006-2009 CAGR was 16%.  See GAAP to Non-GAAP
Reconciliation at the end of this presentation.

Focus on Power Brands 2006-2009 CAGR nearly 20% Reduce Costs Improve Gross Profit Margins Increase A&C Invest in Sales Moved KFDM to a virtuous cycle 4

• Growing Asia-Pacific
and Latin America
markets
• Slow recovery in
Central and Eastern
Europe
• Increasing
purchasing power
• Rising demand for
on-the-go snacks
• Both Modern and
Traditional Trade
are growing
5
Favorable environment provides
further opportunity
Economy Consumer Customer

Focus Resources Win in Developing Markets through Snacks leadership 6 • 5-10-10 5 Categories 10 Power Brands 10 Priority Markets

2009 Net Revenues
$12.6 billion
Biscuits
19%
Chocolate
29%
Gum &
Candy
21%
Coffee
9%
Snacks: 69%
Powdered
Beverages
8%
All Other
14%
Today’s Kraft Foods Developing Markets
7
KFDM 2006
(1) Pro Forma amounts are based on the acquisition of Cadbury.
(2) Includes certain ready-to-drink beverages that have since been divested or discontinued.
Snacks
44%
Coffee
12%
All Other
27%
2006 Net Revenues
$4.6 billion
Powdered
Beverages
17%
(2)
KFDM Today
(1)

8 Chocolate Biscuits Gum & Candy Powdered Beverages Coffee 10 Power Brands will grow strong double-digit with high gross margins

• Top 10 Priority Markets:
• Priority Markets drive ~70% of total KFDM growth
• BRICM to grow strong double digit, delivering ~50%
of KFDM growth
–
Australia
–
Brazil
–
China
–
India
–
Indonesia
–
Mexico
–
Poland
–
Russia
–
South Africa
–
Ukraine
Focus on ten priority markets
9

Terrific geographic fit with Cadbury
10
Legacy Cadbury Legacy Kraft Foods
% 2009 Net Revenues by Country
$ in
mil.
(1)
$525
$1,050
$400
$500
$750
$1,500
$425
$400
(1)  2009 Pro Forma net revenues based on the Cadbury acquisition.

Brazil
11
(1) 2009 Pro Forma based on the Cadbury acquisition.
•
2009 Net Revenue:
Pro Forma Combined
(1)
:  $1.5B
Base Kraft Foods '06-'09 CAGR
up double-digits
•
Strong leadership position in
Gum and Powdered Beverages
•
#1 brands in all priority
categories
•
H1 2010 revenue up
high-teens
(1)
Key Brands

China
12
•
2009 Net Revenue:
Pro Forma Combined
(1)
:  $0.5B
Base Kraft Foods '06-'09 CAGR
up low-teens
•
Strong leadership position in
Biscuits
•
H1 2010 revenue up 20%+
(1)
Key Brands
(1) 2009 Pro Forma based on the Cadbury acquisition.

India
13
•
2009 Net Revenue:
Pro Forma Combined
(1)
:  $0.4B
•
Strong leadership position
in Chocolate
•
H1 2010 revenue up
nearly 25%
(1)
•
Strong route-to-market
capability
Key Brands
(1) 2009 Pro Forma based on the Cadbury acquisition.

Win Locally, Leverage Globally
Build Depth of International Talent
Expand Margins Leverage Sales Focus Resources
Win in Developing Markets through
Snacks Leadership
14
Empower local
business units
Drive best sales
practices
• 5-10-10
5 Categories
10 Power Brands
10 Priority
Markets
Drive productivity
Reduce overhead
growth

Context
• Oreo flat in early 2000’s
• Redefined business model based on key consumer insights
Results
• Net revenue CAGR 2006-2009 of 30%+
• H1 2010 revenue up 35%+
• Gross Profit Margin well above average
New Products
Building
the Base
Spotlight:  Oreo
– World’s #1 cookie delivers
sustained high growth
15

Context
• 2008: Brand not growing
• 2009: “Back to Basics” with broadened competitive frame
Product quality, flavor innovation, Kids “Movement”, new package formats, in-store activation
Broader frame of cold beverages, including water
Results
• Revenue grew nearly 30% in 2009 to ~$700MM
• H1 2010 revenue up nearly 30%
Spotlight:  Tang
– “Back to Basics” focus
drives total turnaround
16

Organization & Infrastructure Invest to drive best sales practices across markets • Leverage combined company route-to-market strengths • Expand distribution • Sales Executive Teams 17

Build depth of international talent
• Moved with tremendous speed & quality in
integrating organization
• Align top talent to key categories, brands, markets
• Drive towards a world-class diverse and
inclusive organization
18

Driving growth and margins as Developing
Markets’ favorite snacking company
• 5-10-10 strategy has track
record of success
• Win locally, leverage globally
is working well
• Good progress in building
depth of talent
19
Organic
Revenue
growth of
10%+
Mid-teens
Operating
Income
Margins

1 Tim McLevish Executive Vice President and CFO

Agenda
• Hitting our sweet spot
• Seizing our global snacks opportunity
–
Biscuits
–
Chocolate
–
Gum and Candy
• Winning in each region
–
North America
–
Europe
–
Developing Markets
• Transforming our financial performance
2

Shifting from Turnaround to Growth
3
“Growth”
“Turnaround”
• Improve portfolio mix
• Drive power brands • Fix the base
• World-class capabilities
• Peer-average growth • Top tier growth
2006 2010 Future

Strategies will deliver a step-up in growth …
4
Create a Performance-Driven,
Values-Led Organization
Delight Global
Snacks Consumers
Unleash the
Power of Our
Iconic Heritage
Brands
Organic Revenue
growth 5%+
Mid-to-High
Teens Profit
Margins
EPS growth
9%-11%

… based on an enhanced growth algorithm
5
• Organic Revenue growth
–
~2/3 from volume/mix
–
~1/3 from price
• Pricing primary lever to offset input
cost inflation
• Volume/mix and productivity to
expand gross margins
• Overhead leverage and cost synergies
–
Fuel increased A&C
–
Fund Sales and R&D investments
AND
–
Drive higher Operating Income margins
Organic Revenue
growth 5%+
Mid-to-High
Teens Profit
Margins
EPS growth
9%-11%

Enhanced growth algorithm builds on
improved base business
6
• Improved product quality
• Stronger brand equities
• Increased innovation
pipeline
Base Kraft Foods
Improvements
Enhancements
• Focus on higher growth
snack categories
• Improved geographic mix
• Improved channel mix
• Leveraging new Global
Category Team structure

Brands and Business Units will deliver
5%+ organic revenue growth
7
Note:  2010 includes 12 months of Cadbury results.  Snacks includes other Kraft Foods Snacks businesses beyond core categories (e.g., Handi-Snacks, Marshmallows, etc.).
Snacks
Regional
Power
Brands
Local
Brands
Mid-to-High
Single Digit
Growth
Mid
Single Digit
Growth
Low
Single Digit
Growth
Organic Net
Revenue Growth
5%+ CAGR
North America 3-4%
Europe 2-3%
Developing Markets 10%+
Total Kraft Foods 5%+
Long-Term Organic
Revenue Growth Targets
2010E 2013E

5%+ revenue growth target benefits from synergies in the short-term 8 Short-Term • Targeting $1 billion of revenue synergies over next three years • 70 bps of organic growth per year

Long-term momentum benefits from shift to
high-growth Developing Markets
9
Short-Term Long-Term
• Targeting $1 billion of
revenue synergies over
next three years
• 70 bps of organic growth
per year
2009
(1)
KFNA
49%
KFDM
26%
KFE
25%
(1) 2009 Pro Forma amounts based on the Cadbury acquisition and the divestiture of the Pizza business.

Long-term momentum benefits from shift to
high-growth Developing Markets
10
Short-Term Long-Term
• Targeting $1 billion of
revenue synergies over
next three years
• 70 bps of organic growth
per year
KFNA
~45%
KFDM
~33%
KFE
~22%
2013E

End-to-end productivity will drive
gross margin gains
11
• Procurement
(SAVOR)
• Manufacturing
(Lean Six Sigma)
• Customer Service &
Logistics
(1)  Excludes Cadbury.
Productivity % of COGS
(1)
2.9%
>4%
~4%
2009 Target 2010E

Investments in brand building will increase 12 A&C as a Percentage of Net Revenues 7.5% 9%-10% ~8% (1) (1) Pro Forma for the Cadbury acquisition. 2009 Pro Forma 2010E Target

Resetting overhead costs will accelerate
margin expansion
13
• Europe
–
Negative Overhead
Growth (NOG)
• North America
–
Zero Overhead Growth
(ZOG)
• Developing Markets
–
Half Overhead Growth
(HOG)
(1)  Excludes Cadbury.
Overheads % of Net Revenue
(1)
~13.5%
14.7%
~12.0%
2009 Target 2010E

Substantial change to continue across the organization 14 Pan-European Category Model Catalyst (SAP) Functional Transformation Change Management Initiatives

Cost synergies will further expand profit
margins to mid-to-high teens
15
Cost Synergies / Pre-Tax Integration Costs
(Cumulative P&L Impact)
Cost Synergies
Total at least $750 million
~15%
~70%
>90%
2010E 2012E 2011E
~100%
~50%
~80%
Integration Program Costs
Total ~$1.5 billion
(Cumulative)

Targeting top-tier margins
16
1 Coca-Cola 27.6%
2 PepsiCo 18.8%
3 Campbell 16.8%
4 Hershey 16.2%
5 General Mills 16.0%
6 Kellogg 15.9%
7 Danone 15.3%
8 Heinz 14.7%
9 Nestle 14.7%
10 Kraft Foods 13.7%
11 ConAgra 8.9%
12 Sara Lee 7.9%
(1)  Source:  Company reports.
2009 Operating Income Margins (Fiscal Year)
(1)

Begun to deliver growth in line with
peer averages
17
(1)  Source:  Thomson First Call.
Operating EPS Growth
(1)
2006 2007 2008 2009
1 Danone 31.0% 1 Nestle 17.3% 1 ConAgra 32.9% 1 Hershey 15.4%
2 Nestle 15.0% 2 Coca-Cola 13.9% 2 Sara Lee 19.3% 2 General Mills 13.1%
3 PepsiCo 12.8% 3 PepsiCo 12.7% 3 Coca-Cola 16.7% 3 Heinz 10.3%
4 Coca-Cola 8.7% 4 Kellogg 10.0% 4 General Mills 10.7% 4 Kraft Foods 8.0%
5 Campbell 6.4% 5 Heinz 9.7% 5 Heinz 10.5% 5 Campbell 6.2%
6 Kellogg 6.4% 6 Campbell 7.1% 6 PepsiCo 8.9% 6 Kellogg 5.7%
7 Hershey 3.9% 7 Danone 6.2% 7 Kellogg 8.3% 7 PepsiCo 0.8%
8 Kraft Foods 3.2% 8 General Mills 6.0% 8 Campbell 7.2% 8 Nestle 0.7%
9 General Mills 2.7% 9 ConAgra 3.6% 9 Nestle 4.0% 9 Danone (0.8)%
10 ConAgra 2.2% 10 Kraft Foods (6.2)% 10 Kraft Foods 3.3% 10 Coca-Cola (2.9)%
11 Heinz (7.3)% 11 Hershey (12.2)% 11 Danone 1.2% 11 Sara Lee (15.2)%
12 Sara Lee (20.1)% 12 Sara Lee (30.3)% 12 Hershey (9.6)% 12 ConAgra (20.0)%

mid-teens growth $2.00+ 9%-11% 7%-9% Earnings trajectory will significantly improve 18 $2.00 Operating EPS Kraft Foods + Cadbury Kraft Foods before Cadbury Transaction

Significantly stepped up free cash flow
19
Free Cash Flow
(1)
($ billions)
(1) Defined as cash flow from operations less capital expenditures.  See
GAAP to Non-GAAP reconciliation a the end of this presentation.

Will maintain strong capital discipline
while supporting strong growth
20
Return on Invested Capital
(1)
(1) Defined as Operating Net Profit After Taxes divided by Invested Capital (average total net debt plus equity).  Operating Net
Profit After Taxes includes operating net income and adds back after-tax interest and amortization expenses, and the change in deferred taxes.  Operating Net Profit After Taxes for 2010E excludes costs related to the Cadbury acquisition such as transaction advisory fees, UK stamp taxes, Cadbury inventory revaluation and financing fees, costs to integrate the businesses, as well as the deferred tax charge resulting from recently enacted U.S. health care legislation.

New metrics for success
21
2006 2010 Future
“Growth” “Turnaround”
• Mid-teens margins
• Organic revenue growth
of 5%+
• Organic revenue growth
of 4%+
• Mid-to-high teens margins
• EPS growth of 7%-9% • EPS growth of 9%-11%
• Improve free cash flow
• Improve ROIC

GAAP to Non-GAAP Reconciliations

2
GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
June 30, 2010
Kraft Foods Europe 2,793 - (662) 52 2,183 34.1% 5.2%
June 30, 2009
Kraft Foods Europe 2,083 (7) - - 2,076
March 31, 2010
Kraft Foods Europe 2,709 - (589) (151) 1,969 40.5% 2.5%
March 31, 2009
Kraft Foods Europe 1,928 (7) - - 1,921
December 31, 2009
Kraft Foods Europe 2,687 - - (225) 2,462 8.0% (0.3)%
December 31, 2008
Kraft Foods Europe 2,489 (20) - - 2,469
September 30, 2009
Kraft Foods Europe 2,070 (1) - 199 2,268 (11.5)% (0.8)%
September 30, 2008
Kraft Foods Europe 2,338 (52) - - 2,286
June 30, 2009
Kraft Foods Europe 2,083 (7) - 376 2,452 (17.4)% 0.4%
June 30, 2008
Kraft Foods Europe 2,521 (79) - - 2,442
Net Revenues to Organic Net Revenues
For the Three Months Ended
($ in millions, except percentages) (Unaudited)
% Change

3
GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Asset Impairment,
Exit and
Implementation Costs -
Restructuring
Asset Impairments /
Other Expenses -
Non-Restructuring
(Gains) / Losses on
Divestitures, net
Excluding
Items (Non-
GAAP)
For the Three Months Ended
September 30, 2008
Kraft Foods Europe
Net Revenues 2,338 $            - - - 2,338 $
Operating Income 115 $               35 57 - 207 $
Operating Income Margin 4.9% 8.9%
For the Three Months Ended
December 31, 2008
Kraft Foods Europe
Net Revenues 2,489 $         - - - 2,489 $
Operating Income (166) $           358 39 (1) 230 $
Operating Income Margin (6.7)% 9.2%
As Reported
(GAAP) Integration Costs
Acquisition-Related
Costs (1) Cadbury
Base Kraft
Foods (Non-
GAAP)
For the Three Months Ended
March 31, 2010
Kraft Foods Europe
Net revenues 2,709 $         - $                            - $                            (589) $                      2,120 $
Operating Income 289 $            1 $                            23 $                         (88) $                        225 $
Operating Income Margin 10.7% 10.6%
For the Three Months Ended
June 30, 2010
Kraft Foods Europe
Net revenues 2,793 $         - $                         - $                         (662) $                   2,131 $
Operating Income 335 $            33 $                       - $                         (107) $                   261 $
Operating Income Margin 12.0% 12.2%
(1)  Acquisition-related costs include transaction advisory fees, U.K. stamp taxes and the impact of the Cadbury inventory revaluation.
Operating Income Margins
($ in millions, except percentages) (Unaudited)

4
GAAP to Non-GAAP Reconciliation
($ in billions, Unaudited)
2007 2008 2009
Net Cash Provided by Operating Activities (GAAP) 3.6 $              4.1 $              5.1 $
Capital Expenditures (1.2)                (1.4)                (1.3)
Free Cash Flow (Non-GAAP)
(1)
2.3 $              2.8 $              3.8 $
(1)
May not add due to rounding
Cash Flows
For the Twelve Months Ending December 31,
Kraft Foods Inc.

5
GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
(1)
Impact of
Divestitures /
Other
Impact of
Acquisitions
Impact of
Currency
Organic
(Non-GAAP)
For the Twelve Months Ended:
December 31, 2007 8.6% (0.6)pp 0.8pp 3.1pp 5.3%
December 31, 2008 16.9% (0.8)pp 8.9pp 2.0pp 6.8%
December 31, 2009 (3.7)% (0.7)pp 0.0pp (4.5)pp 1.5%
Compound Annual Growth Rate, 2006 - 2009: 6.9% 4.5%
(1)
Includes the results of the frozen pizza business
Net Revenues Growth
(Unaudited)
Kraft Foods Inc.

6
GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures /
Other
Impact of
Acquisitions
Impact of
Currency
Organic
(Non-GAAP)
For the Twelve Months Ended:
December 31, 2007 18.0% 0.0pp 0.2pp 6.5pp 11.3%
December 31, 2008 38.0% (0.1)pp 4.7pp 15.9pp 17.5%
December 31, 2009 (3.5)% (0.5)pp 0.0pp (12.9)pp 9.9%
Compound Annual Growth Rate, 2006 - 2009: 16.3% 12.9%
Net Revenues Growth
(Unaudited)
Kraft Foods Developing Markets